Chimerix Corporate Presentation May 1, 2024

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Forward-looking statements include those relating to, among other things, the enrollment and timing of data for the Phase 3 ACTION study, the expected results of Phase 3 ACTION study of ONC201 and dose escalation trials of ONC206, our ability to successfully commercialize our current and future product candidates, the potential for royalty and milestone revenue from strategic collaborations, and projections regarding the potential market opportunity, funding and timing of future data readouts for our products. Among the factors and risks that could cause actual results to differ materially from those indicated in the forward-looking statements are risks related to the timing, completion and outcome of the Phase 3 ACTION study of ONC201; risks associated with repeating positive results obtained in prior preclinical or clinical studies in future studies; risks related to the clinical development of ONC206; and additional risks set forth in the Company's filings with the Securities and Exchange Commission. These forward- looking statements represent the Company's judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

3 Investment highlights and key catalysts ONC201 Ph 3 trial enrolling - interim OS data expected in 2025, final OS expected in 2026 First-Line H3 K27M-mutant diffuse glioma – The ACTION Study  No approved therapies targeting H3 K27M diffuse glioma, an area of high unmet medical need  First in class mechanism of action with clinical validation  Patent protection thru 2037 (potential additional US patent term extension) ONC206 in dose escalation  Investigator reported response in non-H3 K27M mutated recurrent glioblastoma patient  Dose escalation on track for completion beginning in mid 2024 $188 million in capital to fund operations as of March 31, 2024, no debt Early-stage pipeline leverages external capital  Pre-clinical programs potential to advance to clinic or partner (ONC212, CMX521)  Robust business development search and evaluation process Ph 3 ACTION study actively enrolling Significant commercial potential Corporate capability and financial flexibility

Deep pipeline across all development stages


Program
Preclinical
Phase 1
Phase 2
Registrational
Regulatory Approval
ONC201 (dordaviprone)
H3 K27M-mutant glioma (orphan drug,[1] fast track[2] and rare pediatric disease designations[3])
IITs- signal finding, multiple oncology indications/combinations
ONC206
CNS[4] tumors
Non-CNS[4] tumors
ONC212
IND-enabling studies
CMX521
SARS-CoV-2
TEMBEXA® transacted with Emergent BioSolutions
Smallpox (orphan drug designation)

1 Malignant glioma
2 Adult recurrent H3 K27M-mutant high-grade glioma
3 H3 K27M-mutant glioma
4. Central Nervous System

4

ONC201 (dordaviprone) Phase 2 Data Analysis

ONC201 data suggests potential to address high unmet need

- H3 K27M mutation is predominantly found among diffuse midline gliomas (DMGs) in young adults and children
- Frontline radiotherapy remains standard of care with transient benefit; resection often not feasible
- DMGs harboring the H3 K27M mutation are WHO Grade IV; historically invariably lethal
- Consistently longer OS of ONC201-treated H3 K27M DMG patients across:
  - Diverse external controls (historical, trials)
  - Sensitivity analysis (early event censoring)
  - Isolated tumor locations (thalamus, brainstem)

Frontline H3 K27M DMG[2]



Overall survival (%)
100
75
50
25
0
0
10
20
30
40
50
Time from diagnosis (months)
ONC201 (n=35)
Historical control (n=274)
p=<0.0001
Median OS:
- 21.7 months
- 12 months

Histone H3 Mutations in CNS Tumors[1]



G34V/R
K27M

Recurrent H3 K27M DMG[3]

	Natural Disease History[4] (n=43)	ONC201 Phase 2 (n=50)
Median OS, mo (95% CI)	5.1 (3.9-7.7)	13.7 (8-20.3)
OS @ 12mo (95% CI)	23.6% (11.7-37.9)	57% (41-70)
OS @ 24mo (95% CI)	11.1% (3.3-24.2)	35% (21-49)

[1] Lulla RR et al. Sci Adv. 2016;2(3):e1501354
[2] Koschmann, Carl et al, "Clinical efficacy of ONC201 in H3 K27M-mutant diffuse midline glioma is driven by disruption of integrated metabolic and epigenetic pathways", Cancer Discovery, Aug 16, 2023
[3] In company sponsored studies
[4] The median OS was 5.1 months for the subset of patients with H3 K27M-mutant diffuse glioma excluding DIPG, CSF dissemination, spinal or leptomeningeal disease (N=12), OS at 12 mos was 25.0%, OS at 24 mos was 16.7%

6

7 • ONC201 monotherapy exhibited durable, clinically meaningful efficacy in recurrent H3 K27M-mutant DMG - Overall Response Rate (ORR) of 30% (95% CI: 18 - 45%) by RANO HGG and/or LGG dual reader BICR - RANO-HGG criteria assessed by dual reader BICR • ORR 20% (95% CI: 10 – 34%) • Median Duration of Response (DOR) 11.2 months (95% CI: 3.8 – not reached) • Median time to response 8.3 months (range 1.9 – 15.9) • Disease control rate 40% (95% CI: 26 – 55%) • PFS at 6 months 35% (95% CI: 21 – 49%); PFS at 12 months 30% (95% CI: 17 – 44%) - RANO-LGG criteria assessed by dual reader BICR • ORR 26% (95% CI: 15 – 40%) - Overall survival • 12 months: 57% (95% CI:41 – 70%) • 24 months: 35% (95% CI: 21 – 49%) • Improvements observed in performance status and reduction in corticosteroid use • All Serious Adverse Events considered not related to ONC201 by sponsor Phase 2 efficacy for ONC201 in recurrent H3 K27M DMG

ONC201 waterfall plot – 30% RANO HGG / LGG response

ONC201 Ph 2 Efficacy Analysis by BICR in Recurrent H3 K27M-mutant Diffuse Midline Glioma


RANO HGG (enhancing)
• 20% response
• 40% disease control
PD
NE
SD
PR
CR
Best % Change in SPD from Baseline
100
75
50
25
0
-25
-50
-75
-100


RANO LGG (non-enhancing)
• 26% response
• 42% disease control
PD
NE
SD
MR
PR
Best % Change in SPD from Baseline
100
75
50
25
0
-25
-50
-75
-100

Change > 100%, PR=partial response, MR=minor response, SD=stable disease, NE=not evaluable, PD=progressive disease

- Strict selection criteria to ensure responses attributable to single agent treatment
- Responses require both imaging and clinical criteria
- Dual reader blinded independent central review (BICR)
- Growing consensus that assessment of enhancing and non-enhancing disease (RANO-HGG and RANO-LGG criteria) is needed for diffuse midline glioma

8
Arrillaga-Romany, et al, Journal of Clinical Oncology, Feb 2024

9 Clinically meaningful and durable RANO-HGG responses SPD=sum of products of perpendicular diameters (target enhancing lesions per BICR) Only patients with measurable target enhancing lesions by BICR at baseline and with post-baseline evaluations are included. Three patients did not have on-treatment monotherapy MRIs available for BICR; one patient censored prior to first on-treatment MRI ; one patient did not have measurable target lesion. 11.2 months (3.8 – not reached) Duration of response, median (95% CI) 8.3 months (1.9 – 15.9) Time to response, median (range) ONC201 Phase 2 Efficacy Analysis by BICR in Recurrent H3 K27M-mutant Diffuse Midline Glioma

ONC201 Safety

Clinical Pharmacology Studies n=235

- ONC201 was well tolerated at various dose levels (125 mg to 750 mg).
- The majority of treatment-related adverse events across the clinical pharmacology studies were Grade 1 (mild) and transient.
- Most common treatment-related AEs were grade 1 nausea and dizziness.
- ONC201 in the clinical pharmacology program, which included:
  - Dose-escalation, food-effect, & formulation evaluation
  - Thorough QT Study
  - Drug-drug interaction (DDI) studies: Strong CYP3A4 inhibitor and Proton-pump inhibitor studies
  - Renal impairment study
  - Hepatic impairment study
  - Mass balance study
  - Formulation Bioequivalence studies

Glioma Patient Studies

Treatment-related Adverse Events in >5%

Treatment-related Adverse Events, Integrated Safety Data Set, (N=422 glioma patients) [1]	Related TEAEs	
	All grades	Grade ≥ 3
Any Treatment-related AE	56.2%	11.6%
Fatigue	20.1%	2.1%
Nausea	15.4%	0
Vomiting	11.1%	0.9%
Lymphocyte count decreased	9.2%	1.9%
ALT increased	8.5%	1.4%
Headache	7.3%	0
White blood cell count decreased	7.1%	0.2%
Decreased appetite	5.7%	0
Hypophosphataemia	5.2%	0

Only 3% patients experienced a treatment-related AE that led to study drug modification or discontinuation.

10

1. Based on available data from October 2023 Investigator brochure

ONC201 Phase 3 ACTION Study Summary

Pivotal Phase 3 ACTION trial design

Now enrolling, a randomized, double-blind, placebo-controlled, multicenter international study in 450 newly diagnosed diffuse glioma patients whose tumor harbors an H3 K27M-mutation.

Key Patient Inclusion

- H3 K27M-mutant diffuse glioma[1]
- Radiation therapy recently completed
- KPS ≥ 70 at time of randomization
- Stable steroid dose
- No prior bevacizumab
- No temozolomide within three weeks

Treatment

- ONC201 twice weekly (625mg ONC201 day 1 + day 2)
- ONC201 weekly (625mg ONC201 day 1 + placebo day 2)
- Placebo (Placebo day 1 + placebo day 2)

Endpoints

- Primary: Overall Survival
- PFS (alpha-allocated)
- Secondary: steroid response, performance status, QoL, neurologic function

12

1. Excludes DIPG and spinal tumors

Design provides multiple paths for success

Interim data expected in 2025 and final data in 2026

Independent comparisons for each ONC201 arm versus control will be made at each timepoint.

First OS[(1)] Interim

- ~164 events
- Success at HR[(3)]~0.52

PFS by RANO HGG[(2)]

- ~286 events
- Success at HR~0.68

Second OS Interim

- ~246 events
- Success at HR~0.64

Final OS

- ~327 events
- Success at HR~0.73

Powering assumptions 0.65 expected HR for OS and 0.60 expected HR for PFS

1. Overall Survival (OS)
2. Progression-free survival (PFS). PFS may provide valuable data for regulatory discussions.
3. Hazard Ratio

13

ONC201 Market Opportunity Assessment

15 (1) Ostrom QT, et al. Neuro Oncol. 2022;24(Suppl 5):v1-v95; (2) Patient numbers and percentages are estimates (weighted avg per sample size) derived from a review of the literature from (2012-2023): (Aihara K, et al. Neuro Oncol. 2014;16(1):140-6; Feng J, et al. Hum Pathol. 2015;46(11):1626-32; Solomon DA, et al. Brain Pathol. 2016;26(5):569-80;Ryall S, et al. Acta Neuropathol Commun. 2016;4(1):93; Aboian MS, et al. AJNR Am J Neuroradiol. 2017;38(4):795-800; Wang L, et al. Hum Pathol. 2018;78:89-96; Castel D, et al. Acta Neuropathol Commun. 2018;6(1):117; Karremann M, et al. Neuro Oncol. 2018;20(1):123-131; Aboian MS, et al. AJNR Am J Neuroradiol. 2019;40(11):1804-1810; Dorfer C, et al. Acta Neurochir (Wien). 2021;163(7):2025-2035; Sievers P, et al. Neuro Oncol. 2021;23(1):34-43; Mackay A, et al. Cancer Cell. 2017;32(4):520-537 e5; Huang T, et al. Oncotarget. 2018;9(98):37112-37124; Schreck KC, et al. J Neurooncol. 2019;143(1):87-93; Chiba K, et al. World Neurosurg. 2020;134:e530-e539; Mukasa A, et al. Neuro Oncol. 2014;16(Suppl 3):iii9-iii10; Castel D, et al. Acta Neuropathol. 2015;130(6):815-27; Khuong-Quang DA, et al. Acta Neuropathol. 2012;124(3):439-47; Roux A, et al. Neuro Oncol. 2020;22(8):1190-1202; Giagnacovo M, et al. Childs Nerv Syst. 2020;36(4):697-704; Wu G, et al. Nat Genet. 2014;46(5):444-450; Wu G, et al. Nat Genet. 2012;44(3):251-3; Taylor KR, et al. Nat Genet. 2014;46(5):457-461; Saratsis AM, et al. Acta Neuropathol. 2014;127(6):881-95; Erker C, et al. Neuro Oncol. 2022;24(1):141-152; Buczkowicz P, et al. Acta Neuropathol. 2014;128(4):573-81; Daoud EV, et al. J Neuropathol Exp Neurol. 2018;77(4):302-311; Chai RC, et al. Acta Neuropathol Commun. 2020;8(1):40; Yi S, et al. Neurosurgery. 2019;84(5):1072-1081; Gessi M, et al. Acta Neuropathol. 2015;130(3):435-7; Alvi MA, et al. Mod Pathol. 2019;32(9):1236-1243; Crotty EE, et al. J Neurooncol. 2020;148(3):607-617; Dono A, et al. J Clin Neurosci. 2020;82(Pt A):1-8; Akinduro OO, et al. J Neurosurg Spine. 2021;35(6):834-843; Nakata S, et al. Brain Tumor Pathol. 2017;34(3):113-119; Nomura M, et al. Acta Neuropathol. 2017;134(6):941-956; Eschbacher KL, et al. Am J Surg Pathol. 2021;45(8):1082-1090; D'Amico RS, et al. J Neurooncol. 2018;140(1):63-73; Korshunov A, et al. Acta Neuropathol. 2015;129(5):669-78; Aibaidula A, et al. Neuro Oncol. 2017;19(10):1327-1337.) • ~40% of 4,000+ midline gliomas are expected to harbor the H3 K27M mutation2 • ~2% of 17,000+ non-midline gliomas are expected to harbor the H3 K27M mutation2 • Each year it is estimated that ~2,000 patients are affected by H3 K27M-mutant glioma in the U.S; ~5,000 patients in the top seven global markets (by extrapolation of the estimated US incidence rate to the top seven markets) • No approved therapies specifically for H3 K27M mutant glioma Thalamic 220 patients (52%) Pineal 40 patients (20%) Cerebellum 240 patients (22%) Brainstem (excluding pons) 270 patients (50%) Non-midline ~350 patients (~2%) Ventricle 250 patients (71%) Pons 290 patients (75%) Spinal cord 370 patients (49%) Approximately 21,000 gliomas reported in the U.S. each year, affecting all locations in the brain1 Estimated # of U.S. H3 K27M+ Patients by Tumor Location (rate of positivity)2

16 • No approved therapies for H3 K27M mutant glioma, ONC201 is the leading program targeting this mutation globally • Potential market opportunity ~$750 million • Approximately 5,000 patients in top seven markets1 • Ultra-orphan indication drug pricing • H3 K27M mutations most often in children / young adults • Low barriers to adoption - No effective alternative therapies - High unaided awareness among neuro-oncologists - Mutation routinely identified by existing diagnostics - Longer-term, potentially combinable with other glioma therapies • Patent protection for lead indication into 2037 - potential U.S. patent term extension (up to five years) H3 K27M-mutant glioma: rapid ramp to peak revenue expected 1. By extrapolation of the estimated US incidence rate to the top seven markets

17 Potential for ONC201 beyond brain tumors • Single agent responses in Ph 2 neuroendocrine trial of ONC201 observed in subset (PCPG) • PCPG are adrenal-related tumors with elevated DRD2 expression • Five patients have been treated > 1 year • Fewer short-term and potential long-term toxicities than other paraganglioma therapies ONC201 efficacy results in dopamine-secreting tumors outside the brain Ph 2 Study of ONC201 in Neuroendocrine Tumors in investigator- reported data from clinical trial NCT # (NT03034200) 1. https://aacrjournals.org/clincancerres/article/28/9/1773/694456/Phase-II-Study-of-ONC201-in-Neuroendocrine-Tumors

ONC201 Mechanism of Action

ONC201 directly engages DRD2 and ClpP

ONC201 upregulates integrated stress response, inactivates Akt/ERK, and selectively induces tumor cell death



ONC201
DRD2
OXPHOS Proteins
ONC201
ClpP
ATF4
CHOP
ERK
AKT
INTEGRATED STRESS RESPONSE
RAS SIGNALLING PATHWAY
CELL DEATH PATHWAYS
CELL SURVIVAL SIGNALS
Mitochondria
Selective Killing of Cancer Cells

- ONC201 can selectively induce apoptosis in cancer cells by altering the activity of two protein targets
- DRD2 antagonism
  - DRD2 is a G protein-coupled neuroreceptor that regulates Ras signaling
  - ONC201 antagonizes DRD2, inhibiting Ras signaling pathways
- ClpP agonism
  - ClpP normally degrades misfolded proteins in mitochondria
  - ONC201 modifies ClpP conformation, promoting excess degradation of specific mitochondrial proteins important for cancer cell viability

19

ClpP=caseinolytic protease P; OXPHOS=oxidative phosphorylation; DRD2=Dopamine receptor D2; ATF4=activating transcription factor 4; CHOP=C/EBP-homologous protein; ERK=extracellular-regulated kinase;

Mechanism and frontline clinical efficacy in H3 K27M DMG

CANCER DISCOVERY

RESEARCH ARTICLE | AUGUST 16 2023

Clinical efficacy of ONC201 in H3K27M-mutant diffuse midline gliomas is driven by disruption of integrated metabolic and epigenetic pathways

Mitochondrial effects reverse H3 K27me3-loss hallmark of H3 K27M


ONC201
PDHB
TCA cycle
OGDH
αKG
L-2HG
Glutamine
Histone lysine demethylases
H3K27M
H3K27me3
H3K27M
H3K27me3
H3K27M-DMG transcriptional program

Provides ClpP connection to H3 K27M
Anchors MOA directly to targeting H3 K27M

H3 K27me3-loss reversal evident in ONC201-treated H3 K27M patients


H3K27me3 (pixel units)
8 ×10^7
6 ×10^7
4 ×10^7
2 ×10^7
0
P=0.8136
P<0.0001
P<0.0001
UMich cohort
H3WT no ONC201
H3K27M no ONC201
H3K27M ONC201

Increased confidence in Ph3 dose

Front-line ONC201 following RT survival benefit


ONC201 (thalamus, n=15)
ONC201 (brainstem, n=20)
Historical control (thalamus, n=68)
Historical control (brainstem, n=206)
Overall survival (%)
100
75
50
25
0
0
20
40
150
Time from diagnosis (months)
p=0.039
p=0.0016
Median OS:
- 20.9 months
- 21.7 months
- 14.5 months
- 11.9 months

Extends documented benefit to front-line, pediatrics, and brainstem

20

ONC206

22 ONC206: oral brain penetrant DRD2 antagonist + ClpP agonist 1. PDB 6CM4 2. PDB 6DL7 DRD21 ClpP2 ONC206 • Second generation imipridone • Increased potency • Indications beyond H3 K27M-mutant glioma • Monotherapy efficacy across multiple preclinical models of CNS and non-CNS tumors • Tumor regression in patient-derived xenografts • Oral dose escalation trials with intensified dosing are ongoing in CNS cancers • Monotherapy response in recurrent GBM patient without the H3 K27M mutation - Differentiated from ONC201 glioma responses that were exclusive to H3 K27M

ONC206 monotherapy activity CNS and non-CNS cancer models

CNS Tumors

Glioblastoma[1]

Medulloblastoma[2]


ONC206 Survival
Probability of Survival
100
50
0
ONC206 (120mg/kg QW) n=5
ONC206 (100mg/kg QW) n=5
Control n=6
0
200
400
600
Time

Transgenic Medulloblastoma Model[2]

Non-CNS Solid Tumors

Cholangiocarcinoma[1]

Endometrial cancer[3]

Pheochromocytoma/paraganglioma

Ovarian cancer[4]

Triple-negative breast cancer[5]


800
600
400
200
0
% starting tumor volume
untreated
ONC206
CRB
CRB+ONC206
0
7
14
21
28
Days after starting treatment

BCM2665 Human TNBC PDX (ONC206 100mg/kg BW; Carboplatin - CRB 50mg/kg QW)[5]


PBS
ONC206
Luminescence
30000
25000
20000
15000
10000
5000
Counts

ARK1 Human Endometrial Cancer Xenograft (100mg/kg BW; 6 wks)[3]

1. Theeler et al, SNO 2020
2. Tzaridis et al, AACR 2024
3. Hu et al, Cancers 2020
4. Tucker et al, American Journal of Cancer Research, 2022
5. Baek et al, SABCS 2023

23

24 ONC206 dose escalation to more frequent dosing ongoing 1. Dose level 6 was conducted in adults only 2. Pediatric dose scaled by body weight 3. As of publication date May 1, 2024 • No DLTs observed with weekly dosing3 • Similar safety profile in adults and pediatrics • Majority of treatment-related AEs are mild to moderate • Most common treatment- related events are fatigue, lymphocyte count decreased, and vomiting • No dose related toxicity with dose escalation3 – dose escalation continuing 0 100 200 300 400 500 600 700 800 900 1000 1100 1200 1 2 3 4 5 6 7 8 9 10 11 O N C 20 6 m g /w e ek Dose level2 50 m g B ID 15 0 m g Q D 10 0 m g B ID 15 0 m g B ID 20 0 m g B ID 50 m g 10 0 m g 15 0 m g 20 0 m g 30 0 m g 35 0 m g Once weekly dosing 3 consecutive days dosing 1 Dose escalation on track for completion in mid 2024

25 1. Rapidly Emerging Antiviral Drug Development Initiative Ongoing pipeline development • ONC212 GPR132 + ClpP agonist - GLP-tox studies complete, potential to advance to IND, work performed with support from academic grants - Preclinical studies are ongoing to evaluate additional oncology indications and predictive biomarkers for ONC212 for clinical development • CMX521 anti-SARS-CoV-2 preclinical activity - Monotherapy efficacy in mouse-adapted SARS-CoV-2- MA10 model across multiple endpoints - $2m grant to fund research collaboration with University of North Carolina/READDI1

Corporate Update

27 Emergent BioSolutions is an experienced biodefense company collaborating with government agencies to protect public health Terms summary: • $238 million received upfront at closing in Q3 2022 • Up to an additional $124 million in potential BARDA procurement milestones • 20% royalty on future U.S. gross profit with volumes above 1.7 million courses of therapy • 15% royalty of all international gross profit • Up to an additional $12.5 million in development milestones TEMBEXA® deal term summary

28 Financial strength supports development through key catalysts ONC201 Ph 3 trial enrolling - interim OS data expected in 2025, final OS expected in 2026 First-Line H3 K27M-mutant diffuse glioma – The ACTION Study  No approved therapies targeting H3 K27M diffuse glioma, an area of high unmet medical need  First in class mechanism of action with clinical validation  Patent protection thru 2037 (potential additional US patent term extension) ONC206 in dose escalation  Investigator reported response in non-H3 K27M mutated recurrent glioblastoma patient  Dose escalation on track for completion beginning in mid 2024 $188 million in capital to fund operations as of March 31, 2024, no debt Early-stage pipeline leverages external capital  Pre-clinical programs potential to advance to clinic or partner (ONC212, CMX521)  Robust business development search and evaluation process Ph 3 ACTION study actively enrolling Significant commercial potential Corporate capability and financial flexibility

Chimerix Corporate Presentation